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                                                                    EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

      In connection with the accompanying Quarterly Report on Form 10-Q of Manufactured Home Communities, Inc. for the quarter and nine months ended September 30, 2004 (the "Form 10-Q"), I, Michael B. Berman, Vice President, Treasurer and Chief Financial Officer of Manufactured Home Communities, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Manufactured Home Communities, Inc.

Date: November 8, 2004                           BY: /s/ Michael B. Berman
                                                     --------------------------
                                                 Michael B. Berman
                                                 Vice President, Treasurer
                                                   and Chief Financial Officer

  A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN
     PROVIDED TO MANUFACTURED HOME COMMUNITIES, INC. AND WILL BE RETAINED BY MANUFACTURED HOME COMMUNITIES, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE
                      COMMISSION OR ITS STAFF UPON REQUEST.